                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                              /X/

Filed by a Party other than the Registrant           / /
Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                    McM Funds
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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
                                   McM FUNDS

                           One Bush Street, Suite 800
                            San Francisco, CA 94104

                                 July 16, 2001
Dear Shareholder:

   Since its founding in 1969, McMorgan & Co. has strived to provide the finest investment services available. The establishment of McM Funds, managed by McMorgan & Co., is an example of McMorgan & Co.'s efforts to deliver these services.

   In the last few years, the investment management business has changed, requiring a new look at the resources necessary to provide high quality services. McMorgan & Co. has reviewed several business organizational options, including acquiring another entity, or being acquired by another entity. After a long and diligent review, we are pleased to announce an exciting change for McMorgan & Co. On or about September 28, 2001, New York Life Investment Management Holdings LLC ("NYLIM"), a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company, will acquire through a subsidiary substantially all of the assets of McMorgan & Co. (the "Transaction"). Following the Transaction, the adviser to McM Funds will be a direct subsidiary of NYLIM and an indirect subsidiary of New York Life Insurance Company, and will be called McMorgan & Company LLC.

   The McMorgan & Co. team will continue to provide McM Funds with investment advisory and management services following the Transaction. The Transaction will provide McMorgan & Co. with the resources for continued success in the future, while providing NYLIM with ownership of a leading advisory firm. The Transaction is not expected to affect the management of McM Funds, as there are no anticipated changes to the McMorgan & Co. investment team.

   As a result of the transaction with NYLIM, the Investment Advisory Agreements (the "Current Investment Advisory Agreements") under which McMorgan & Co. currently serves as each Fund's investment adviser will automatically terminate by operation of law. Consequently, McM Funds' Board of Trustees has scheduled a Special Meeting of Shareholders to be held on September 14, 2001, at which shareholders will be asked to approve a new Investment Advisory Agreement for each Fund with McMorgan & Company LLC (the "New Investment Advisory Agreements"). The purpose of the shareholders' meeting is to permit the shareholders of each of the McM Funds to consider the relevant New Investment Advisory Agreement, which, if approved by the shareholders, will take effect upon completion of the Transaction. Each New Investment Advisory Agreement between McM Funds and McMorgan & Company LLC will be substantially similar to the corresponding Current Investment Advisory Agreement.

   Your Fund's Board of Trustees has unanimously approved the New Investment Advisory Agreements and recommends that you vote FOR their approval on the enclosed proxy card.

   The attached Proxy Statement provides information that addresses various questions that you may have regarding the Transaction, the New Investment Advisory Agreements, the voting process and the shareholder meeting generally. We hope that you will take the time to review it and provide us with your vote on these important issues. I urge you to confirm the Board of Trustees' recommendation by promptly completing, signing and returning the enclosed proxy card in the enclosed postage-paid envelope.

   Thank you for your continued support of McM Funds. Your vote is important and your participation in the governance of McM Funds does make a difference. If you should have any questions regarding the proxy materials, please call toll-free at (800) 788-9485 to speak to a representative who will assist you.


Sincerely,



/s/ Terry A. O'Toole
-----------------------
Terry A. O'Toole
Chairman and President

                                   McM FUNDS

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2001

To our shareholders:

   This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board of Trustees") of McM Funds of proxies to be voted at a Joint Special Meeting of shareholders of McM Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of McMorgan & Co., One Bush Street, Suite 800, San Francisco, California, on September 14, 2001 at 12:00 p.m. The mailing date of this Proxy Statement and accompanying form of proxy is July 16, 2001.

   The purpose of the Meeting is to permit shareholders of each series of McM Funds (each a "Fund" and collectively, the "Funds") to consider proposed New Investment Advisory Agreements (the "New Investment Advisory Agreements") to take effect upon the later to occur of: (i) the obtaining of shareholder approval for such New Investment Advisory Agreement; or (ii) consummation of the transactions (collectively, the "Transaction") contemplated by the Asset Purchase Agreement, dated as of May 25, 2001, among McMorgan & Co., New York Life Investment Management Holdings LLC ("NYLIM") and McMorgan Acquisition Company LLC. Upon completion of the Transaction, the name "McMorgan Acquisition Company LLC" will be changed to "McMorgan & Company LLC."

   Participating in the Meeting will be holders of common shares of beneficial interest, par value $0.01 per share, of each of the McM Funds, which are listed in Exhibit A to this Proxy Statement. The Meeting is scheduled as a joint meeting of the shareholders of McM Funds because the shareholders of each of the McM Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interests of the shareholders of McM Funds.

   The purpose of the Meeting is to consider and act upon the following proposals:

     1. To approve a New Investment Advisory Agreement between each Fund and McMorgan & Company LLC (the "Proposal").

     2. To vote upon any other business that may properly come before the meeting.

   EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO McM FUNDS BY CALLING (800) 788-9485 OR BY WRITING TO THE RESPECTIVE FUND C/O McM FUNDS, ONE BUSH STREET, SUITE 800, SAN FRANCISCO, CALIFORNIA 94104.

   The enclosed proxy is being solicited on behalf of the Board of Trustees of McM Funds. You are entitled to vote at the Meeting and at any adjournment thereof if you owned shares of McM Funds at the close of business on July 6, 2001. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed proxy instruction form and return it promptly in the enclosed postage-paid envelope.

                      By Order of the Board of Trustees,

                      Deane A. Nelson, Secretary

                      San Francisco, California
                      July 16, 2001

Your vote is important. Please sign and return your proxy card regardless of the number of shares you own. Voting your shares early will help prevent the need for follow-up mail and telephone solicitations. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed postage-paid envelope today. Your proxy is revocable at any time prior to its use.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Questions and Answers:

 On what proposals am I being asked to vote .............................     1

 Why am I being asked to approve a new Investment Advisory Agreement? ...     1

 How will the Transaction affect the management and operation of McM
   Funds? ...............................................................     1

 Are there any differences between each Current Investment Advisory
   Agreement and the corresponding proposed New Investment Advisory
   Agreement? ...........................................................     1

 Who is asking for my vote? .............................................     1

 Who is eligible to vote? ...............................................     2

 What vote is required? .................................................     2

 How do the Trustees recommend that I vote on the proposal? .............     2

 Will there be any other proposals voted on at the Meeting? .............     2

 How can I vote my shares? ..............................................     2

 Who will solicit proxies? ..............................................     2

 How will shares held in "street name" be voted? ........................     2

 How can a quorum be established? .......................................     3

 Can shareholders submit additional proposals? ..........................     3

 What will happen if there are not enough votes to approve the New
   Investment Advisory Agreement? .......................................     3

Proposal:

 Proposal: To approve New Investment Advisory Agreements between each
   Fund and McMorgan & Company LLC ......................................     4

 Other Business: To grant the proxyholders authority to vote upon any
   other business that may properly come before the meeting .............     8

 Additional Information .................................................     8

Exhibits:

 Exhibit A: List of McM Funds ...........................................    A-1

 Exhibit B: List of Trustees of McM Funds and Executive Officers and
   Directors of McMorgan & Co. ..........................................    B-1

 Exhibit C: Form of New Investment Advisory Agreements ..................    C-1

 Exhibit D: List of Beneficial Owners of 5% or More of the Shares of McM
   Funds ................................................................    D-1

 Exhibit E: List of Trustees and Executive Officers of McM Funds who
   Beneficially Own Shares of McM Funds .................................    E-1

                             QUESTIONS AND ANSWERS


   McM Funds is a Delaware business trust consisting of the following five publicly-offered funds: McM Principal Preservation Fund, McM Intermediate Fixed Income Fund, McM Fixed Income Fund, McM Balanced Fund and McM Equity Investment Fund. The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement. Following the Questions and Answers is a summary of the proposal affecting each Fund to be considered at the Meeting, or at any adjournment thereof. If you have any questions, please do not hesitate to call us at (800) 788-9485.

On what proposals am I being asked to vote?

   You are being asked to approve a New Investment Advisory Agreement between McM Funds and McMorgan & Company LLC, a new company that is a wholly-owned subsidiary of NYLIM. This Proxy Statement relates to each of the McM Funds series: McM Principal Preservation Fund, McM Intermediate Fixed Income Fund, McM Fixed Income Fund, McM Balanced Fund and McM Equity Investment Fund.

Why am I being asked to approve a new Investment Advisory Agreement?

   Each Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a change in control. The 1940 Act requires shareholders of each Fund to vote on and approve a New Investment Advisory Agreement. It is designed to ensure that shareholders have a say in the company or persons that manage McM Funds.

   NYLIM, through McMorgan Acquisition Company LLC, proposes to acquire substantially all of the assets of McMorgan & Co. on or about September 28, 2001. Shareholders of each Fund must approve the New Investment Advisory Agreement in order to allow McMorgan & Company LLC to provide investment management services to that Fund following the Transaction.

How will the Transaction affect the management and operation of McM Funds?

   Following the Transaction, the existing employees of McMorgan & Co. are expected to continue as employees of McMorgan & Company LLC, and the team responsible for managing each Fund is not expected to change. The investment management fees and McM Funds' overall operating expenses will not change. It is anticipated that the Transaction will result in increased financial strength and investment research capabilities that can benefit McM Funds.

   On June 6, 2001, the Board of Trustees of McM Funds unanimously approved NYLIFE Distributors Inc. as each Fund's new distributor, New York Life Investment Management LLC as each Fund's administrator, and NYLIM Services Company LLC as each Fund's transfer agent and shareholder servicing agent. NYLIFE Distributors Inc., New York Life Investment Management LLC and NYLIM Services Company LLC are each wholly-owned subsidiaries of the New York Life Insurance Company. It is expected that NYLIFE Distributors Inc., New York Life Investment Management LLC and NYLIM Services Company LLC will begin acting in these capacities, on or about September 28, 2001, the proposed closing date of the Transaction. Currently, PFPC Inc. provides these services to the Funds.

Are there any differences between each Current Investment Advisory Agreement and the corresponding proposed New Investment Advisory Agreement?

   Each proposed New Investment Advisory Agreement is substantially identical to the corresponding Investment Advisory Agreement currently in effect ("Current Investment Advisory Agreement"), except for the effective and termination dates. Your approval of a New Investment Advisory Agreement will not increase the management fees or overall operating expenses of the applicable Fund, or decrease the level, nature or quality of services provided to McM Funds.

Who is asking for my vote?

   The Board of Trustees of McM Funds is requesting your vote on the Proposal discussed in this Proxy Statement. The Board unanimously approved the Proposal on June 6, 2001, and recommends that you vote FOR the Proposal.

Who is eligible to vote?

   The Board of Trustees has fixed the close of business on July 6, 2001, as the record date (the "Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meeting. Exhibit A lists the number of outstanding shares of each Fund as of the Record Date. Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Meeting. This Proxy Statement and the enclosed proxy card will be mailed on July 16, 2001 to shareholders of record as of the Record Date.

What vote is required?

   The vote required is the "vote of a majority of the outstanding voting securities," which is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities of each respective Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of each respective Fund entitled to vote thereon. All shares of a Fund affected by a proposal will vote together as a single class on such proposal.

How do the Trustees recommend that I vote on the proposal?

   The Board of Trustees on behalf of each Fund unanimously recommends that you cast your vote:

        o  FOR approval of each New Investment Advisory Agreement.

Will there be any other proposals voted on at the Meeting?

   The Board of Trustees knows of no business that will be presented for consideration at the Meeting other than the Proposal mentioned in the Notice.

How can I vote my shares?

   You may attend the Meeting and vote in person or you may complete and return the proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your shares will be voted FOR the Proposal and to GRANT discretionary authority to the persons named in the proxy card as to any other matters that properly may come before the Meeting. Abstentions will be treated as votes "against" a proposal.

   Shareholders who execute proxies may revoke them at any time before they are voted by (i) filing with the respective Fund a written notice of revocation,
(ii) by delivering a duly executed proxy bearing a later date, or (iii) by attending the Meeting and voting in person.

Who will solicit proxies?

   McMorgan & Co., the adviser to McM Funds, will solicit proxies. McMorgan & Co. and NYLIM will also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. McMorgan & Co. expects that the solicitation will be by mail, telephone, in-person, facsimile, or other methods. In addition to solicitations by mail, some of the executive officers and employees of McM Funds and/or McMorgan & Co., without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

How will shares held in "street name" be voted?

   McM Funds expects that, before the Meeting, broker-dealer firms holding shares of McM Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, McM Funds understands that stock exchange rules will not permit the broker-dealers to vote on the New Investment Advisory Agreements on behalf of their customers and beneficial owners.

   Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for a proposal is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Broker non-votes do not constitute votes "for" and are treated as votes "against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting shares entitled to vote.

How can a quorum be established?

   A majority of McM Funds' outstanding shares, present in person or represented by proxy, constitutes a quorum at the Meeting. Proxies returned for shares that represent broker non-votes (as described above), and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Can shareholders submit additional proposals?

   McM Funds is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to McM Funds, One Bush Street, Suite 800, San Francisco, California 94104, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the relevant Fund.

What will happen if there are not enough votes to approve one or more New Investment Advisory Agreements?

   It is important that we receive your signed proxy card to ensure that there is a quorum for the meeting. If we do not receive your vote after several weeks, you may be contacted by officers of McM Funds or McMorgan & Co., who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

PROPOSAL:  To approve New Investment Advisory Agreements between each Fund and
           McMorgan & Company LLC.

   The Board of Trustees of McM Funds unanimously recommends that shareholders approve a proposed New Investment Advisory Agreement between McMorgan & Company LLC and each Fund, which would become effective upon the later of: (i) the obtaining of shareholder approval; or (ii) consummation of the acquisition by McMorgan Acquisition Company LLC of substantially all of the assets of McMorgan & Co. The New Investment Advisory Agreement for each Fund is substantially identical to the Current Investment Advisory Agreement between McMorgan & Co. and each Fund, and differs only in its effectiveness and termination dates.

   As described in this Proxy Statement, each New Investment Advisory Agreement will be necessary because the corresponding Current Investment Advisory Agreement will terminate as a result of the Transaction. The termination and resulting shareholder vote is required by law. Until the termination, McMorgan & Co. will continue to manage each Fund pursuant to the terms of the Current Investment Advisory Agreements.

   This section sets forth information about McMorgan & Co., McMorgan & Company LLC, NYLIM, and certain affiliates of NYLIM; a description of the proposed Transaction; a summary of the Current and New Investment Advisory Agreements; and a discussion of the factors considered by the Board when it approved the New Investment Advisory Agreements.

   Information Concerning McMorgan & Co. McMorgan & Co. is an SEC-registered investment adviser with its principal office located at One Bush Street, Suite 800, San Francisco, CA 94104. McMorgan & Co. was founded in 1969 and currently manages approximately $27 billion in client assets. The firm has approximately 500 client relationships consisting primarily of multi-employer pension and benefit plans. See Exhibit B for a list of the executive officers and directors of McMorgan & Co.

   McMorgan & Co. has served as each Fund's manager since each Fund's inception. The Current Investment Advisory Agreement requires McMorgan & Co. to manage the investment and reinvestment of each Fund's assets and to provide administration of McM Funds not otherwise provided by third party service providers, subject to the direction of the Board of Trustees.

   McMorgan & Co. is an independent, privately-owned firm. Its stockholders consist of the senior officers of the firm, retired officers and certain other persons. Thomas A. Morton, Chairman of McMorgan & Co. holds a greater than majority ownership interest in McMorgan & Co. and is deemed to control the firm under the 1940 Act.

   Information Concerning McMorgan Acquisition Company LLC. McMorgan Acquisition Company LLC is a wholly-owned subsidiary of NYLIM formed for the purpose of acquiring substantially all of the assets of McMorgan & Co. Upon completion of the Transaction, McMorgan Acquisition Company LLC will be renamed McMorgan & Company LLC and will be an SEC-registered investment adviser with its principal office at the same location as McMorgan & Co.'s current principal office.

   Information Concerning NYLIM and Certain Affiliates of NYLIM. New York Life Investment Management Holdings LLC is a financial services holding company with its principal office located at 51 Madison Avenue, New York, New York 10010. NYLIM is a wholly-owned subsidiary of New York Life Insurance Company.

   NYLIM and various of its affiliates provide a wide range of financial services on a global basis. The principal businesses of NYLIM and its affiliates include retail and institutional mutual funds, direct institutional asset management, guaranteed products, retirement plans, and full service products for defined contribution and defined benefit plans.

   NYLIFE Distributors Inc. provides mutual fund distribution services and NYLIM Services Company LLC provides transfer agency and shareholder services. NYLIM provides mutual fund administrative services, as well as investment management services. NYLIM currently does not propose to provide investment management services to the Funds. Each of these companies is a wholly-owned subsidiary of New York Life Insurance Company.

   Description of the Transaction. McMorgan & Co. entered into the Asset Purchase Agreement on May 25, 2001. Pursuant to that agreement, McMorgan Acquisition Company LLC will acquire substantially all of the assets of McMorgan & Co. Upon completion of the Transaction, McMorgan Acquisition Company LLC's name will be changed to McMorgan & Company LLC. In addition, certain shareholders of McMorgan & Co., including Mr. Morton, have entered into Shareholder Support Agreements pursuant to which they have committed to cause McMorgan & Co. to complete the Transaction.

   It is intended that, following the Transaction, the adviser to McM Funds will retain the "McMorgan" name and location and will continue to be managed and operated by Mr. Morton, Terry A. O'Toole and the other senior executives of the firm. In connection with the Transaction, McMorgan & Company LLC and NYLIM will enter into employment and non-compete agreements with certain key McMorgan & Co. personnel, and McMorgan & Company LLC will implement incentive arrangements on behalf of McMorgan & Co. personnel. The employment agreements and incentive arrangements are designed to provide financial incentives to encourage McMorgan & Co.'s management and investment personnel to remain with the new firm on an ongoing basis after the Transaction.

   Management of McMorgan & Co. does not anticipate any reduction in the quality of services now provided to McM Funds as a result of the Transaction, nor does it expect that the Transaction will result in any material changes in its business or in the manner in which it renders services to McM Funds. McMorgan & Co. management also anticipates that the Transaction will not have any adverse effect on its ability to fulfill its obligations under the New Investment Advisory Agreements or to operate its business in a manner consistent with its past business practices.

   In anticipation of the Transaction, a majority of the Trustees of McM Funds who are not parties to the New Investment Advisory Agreement or interested persons of any such party ("Independent Trustees") approved on June 6, 2001, the proposed New Investment Advisory Agreement between each Fund and McMorgan & Company LLC. The shareholders of each Fund are now being asked to approve its respective New Investment Advisory Agreement.

   Current Investment Advisory Agreements. Each Current Investment Advisory Agreement under which McMorgan & Co. provides advisory services to a Fund is dated as of February 21, 2001. On that date, the McM Funds' Board, including all of the Independent Trustees, approved each of the Current Investment Advisory Agreements. They were originally approved by McM Funds' Board, including all of the Independent Trustees, as well as by each Fund's initial shareholder. Each Current Investment Advisory Agreement was last approved by shareholders of each Fund on May 9, 1994.

   Each Current Investment Advisory Agreement provides that McMorgan & Co. will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom that Fund's portfolio transactions are executed. McMorgan & Co. also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, and provides certain administrative services. Each Current Investment Advisory Agreement provides that McMorgan & Co. shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the particular Fund in connection with the matters to which the Current Investment Advisory Agreement relates, except in the case of a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of McMorgan & Co. in the performance of its obligations and duties under the Current Investment Advisory Agreement.

   McMorgan & Co.'s activities as investment adviser to McM Funds are subject to the review and supervision of the Board of Trustees, to which McMorgan & Co. renders periodic reports with respect to each Fund's investment activities. Each Current Investment Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and automatically terminates in the event of its assignment. Each Fund compensates its distributor, transfer agent, and other service providers for certain non-advisory services.

   The New Investment Advisory Agreements. The Board of Trustees unanimously approved a proposed New Investment Advisory Agreement between each Fund and McMorgan & Company LLC on June 6, 2001, the form of which is attached hereto as Exhibit C. The form of the proposed New Investment Advisory Agreement between each Fund and McMorgan & Company LLC is substantially identical to the Current Investment Advisory Agreement.

   The advisory fee rates for the year ended June 30, 2000 of Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund were 0.25%, 0.35%, 0.35%, 0.45% and 0.50% of average daily net assets annually, respectively. The advisory fee rates of Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund set forth in the respective Current Investment Advisory Agreements and New Investment Advisory Agreements are also 0.25%, 0.35%, 0.35%, 0.45% and 0.50% of average daily net assets annually, respectively. The total advisory fees for the year ended June 30, 2000, paid by Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund to McMorgan & Co. were $178,656, $569,652, $93,299, $742,714 and $1,174,356, respectively. For the period July 1, 1999 through June 30, 2000, the net amount of total expenses of the Funds (including advisory fees and other expenses) McMorgan & Co. absorbed, subject to repayment, totaled $322,864: $148,962 for the Principal Preservation Fund; $36,048 for the Intermediate Fixed Income Fund; $69,988 for the Fixed Income Fund; and $67,866 for the Balanced Fund. During the year ended June 30, 2000, the Equity Investment Fund reimbursed expenses to McMorgan & Co. totaling $18,275. McMorgan & Co. has voluntarily agreed, and McMorgan & Company LLC (the proposed successor to McMorgan & Co. under the New Investment Advisory Agreements) is expected voluntarily to agree, to waive fees or reimburse expenses so that the total annual operating expenses will not exceed 0.30%, 0.50%, 0.50%, 0.60% and 0.75% of average daily net assets for Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund, respectively. Such fee waivers and expense reimbursements may be terminated at any time at the discretion of McMorgan & Co. and in the future by McMorgan & Company LLC. Any fee reductions or expense reimbursements made by McMorgan & Co. (and in the future by McMorgan & Company LLC) are subject to reimbursement by the appropriate Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

   In connection with approving the New Investment Advisory Agreement, the Board of Trustees held a regular quarterly meeting on June 6, 2001. At the meeting, the Board reviewed materials furnished by McMorgan & Co. and NYLIM and discussed the proposed Transaction with Mr. O'Toole and several representatives of NYLIM. Mr. O'Toole outlined the various reasons why McMorgan & Co. believes that the Transaction will benefit McMorgan & Co. and each Fund, specifically noting that being part of a larger financial organization would strengthen McMorgan & Co.'s technological, research and investment capabilities. McMorgan & Co. and NYLIM also presented information about the terms of the Transaction, and the strong financial incentives designed to retain key employees. The Board learned that each Fund's existing portfolio management team and supporting investment professionals were expected to remain with the firm and to continue to manage McM Funds.

   At the meeting, the Board of Trustees considered the possible effects of the Transaction upon McMorgan & Co. and McM Funds, and upon the ability of McMorgan & Co. to provide investment advisory services to each respective
Fund. Representatives of NYLIM who attended the meeting represented to the Board of Trustees that it is NYLIM's intention that: (i) the McM Funds will be maintained and operated as a separate mutual fund family and will not be consolidated with funds advised by other subsidiaries of NYLIM, and (ii) McMorgan & Company LLC (the proposed successor to McMorgan & Co.) will be maintained separate from its counterparts in the New York Life organization and will continue to provide investment management services to McM Funds and to other investment advisory clients of McMorgan & Co. The representatives of NYLIM also stated that they expect that shares of McM Funds will be distributed through affiliated and third-party broker-dealers. The representatives of NYLIM also described the financial and other resources available to McMorgan & Company LLC, after giving effect to the Transaction, to secure for each Fund resources to ensure quality client and other services.

   In evaluating each New Investment Advisory Agreement, the Board of Trustees took into account that each Fund's New Investment Advisory Agreement, including the terms relating to the services to be provided thereunder by McMorgan & Company LLC and the fees and expenses payable by each Fund, is substantially similar to those applicable under the corresponding Current Investment Advisory Agreement. The Board of Trustees considered the skills and capabilities of McMorgan & Co., the presentations of NYLIM described above, and the representations of officers of NYLIM that no material change was planned in the current management or facilities of McMorgan & Co. as a result of the Transaction. The Board of Trustees also considered the reputation, expertise and resources of NYLIM and its affiliates in domestic and international financial markets. The Board of Trustees considered the continued employment of members of senior management of McMorgan & Co. and agreements to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for McM Funds. The Trustees considered the possible benefits McMorgan & Co. may receive as a result of the Transaction.

   The Board of Trustees considered the effects of McMorgan & Co. becoming an affiliated person of NYLIM and how that will affect the Funds. Following the Transaction, the 1940 Act will prohibit or impose certain conditions on the ability of McM Funds to engage in certain transactions with NYLIM and its affiliates. No commissions were paid by McM Funds to New York Life-affiliated broker-dealers during its most recently completed fiscal year.

   The Board of Trustees were advised that Section 15(f) of the 1940 Act will be applicable to McMorgan & Co. as a result of the Transaction. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of any amount or benefit in connection with such change in control, provided two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the change in control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of McMorgan & Co., NYLIM and McM Funds are aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on McM Funds.

   The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. In order to ensure compliance with this condition, Mr. Mark R. Taylor, a current Trustee of the Trust who is an "interested person" of McMorgan & Co., will resign upon consummation of the Transaction. The composition of the Board of Trustees will continue to comply for the three-year period following the Transaction with the second condition of Section 15(f).

   In the Asset Purchase Agreement, NYLIM and McMorgan Acquisition Company LLC agreed to use all commercially reasonably efforts to assure compliance with
Section 15(f) under the 1940 Act.

   The Board of Trustees, including the Independent Trustees, concluded that if the Transaction occurs, entry by each respective Fund into a New Investment Advisory Agreement will be in the best interests of each Fund and the shareholders of each Fund. The Board of Trustees of each Fund, including the Independent Trustees, approved the New Investment Advisory Agreement for each Fund and unanimously recommended each such agreement for approval by the shareholders of the respective Fund at the Meeting. The New Investment
Advisory Agreement would take effect upon the later to occur of: (i) the obtaining of shareholder approval, or (ii) the closing of the Transaction.
Each New Investment Advisory Agreement will continue in effect until the second anniversary of its effective date and thereafter for successive annual periods as long as such continuance is approved by the Board in accordance with the 1940 Act.

   In the event that shareholders of a Fund do not approve the New Investment Advisory Agreement with respect to that Fund and the Transaction is consummated, the Board of Trustees of McM Funds would seek to obtain for that Fund interim investment advisory services at the lesser of the cost of providing the actual services or the current fee rate either from McMorgan & Company LLC or from another advisory organization. Thereafter, the Board of Trustees of such Fund would negotiate a New Investment Advisory Agreement with an advisory organization selected by the Board of Trustees, subject to the approval of the shareholders of such Fund. In the event the Transaction is not consummated, McMorgan & Co. would continue to serve as investment adviser of McM Funds pursuant to the terms of the Current Investment Advisory Agreements.

   The Board of Trustees, including all of the Independent Trustees, unanimously approved on June 6, 2001 each proposed New Investment Advisory Agreement with McMorgan & Company LLC after determining that each such
Agreement: (1) provides for the same compensation to McMorgan & Company LLC as the corresponding Current Investment Advisory Agreement provides to McMorgan & Co.; (2) contains satisfactory terms and conditions in view of Section 15 of the 1940 Act; and (3) provides for services of at least equivalent scope and quality as the corresponding Current Investment Advisory Agreement. The Board of Trustees, including a majority of the Independent Trustees, also authorized submission of the New Investment Advisory Agreements to shareholders for approval.

   Required Vote. Provided that a quorum is present, the approval of each New Investment Advisory Agreement requires the affirmative vote of the lesser of:
(i) 67% or more of the shares of each Fund present or represented at the Meeting, if the holders of more than 50% of each Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of each Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

                  THAT YOU VOTE TO APPROVE EACH NEW AGREEMENT.

OTHER BUSINESS:  To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting.

   The Trustees do not intend to bring any matters before the Meeting other than the Proposal and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

ADDITIONAL INFORMATION

   Each Fund's last audited financial statements and annual report for the fiscal year ended June 30, 2000, and the semiannual report dated December 31, 2000, are available upon request and free of charge. To obtain a copy, please call McM Funds toll-free at (800) 784-4485, or you may forward a written request to McM Funds, One Bush Street, Suite 800, San Francisco, California 94104.

   Other Service Providers. PFPC Inc. currently acts as distributor, transfer agent and administrator for each of McM Funds. PFPC Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

   By the end of 2001, NYLIFE Distributors, Inc. is expected to replace PFPC Inc. as the distributor of each Fund's shares. NYLIFE Distributors, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is located at 169 Lackawanna Avenue, Parrispanny, New Jersey 07054.

   By the end of 2001, NYLIM Services Company LLC is expected to become each Fund's transfer and shareholder services agent. NYLIM Services Company LLC, a transfer agent registered with the SEC, is located at 169 Lackawanna Avenue, Parrispanny, New Jersey 07054.

   By the end of 2001, New York Life Investment Management LLC is expected to become each Fund's administrator. New York Life Investment Management LLC, an investment adviser registered with the SEC, is located at 51 Madison Avenue, New York, New York 10010.

   Up and until NYLIFE Distributors Inc., NYLIM Services Company LLC and New York Life Investment Management LLC assume the above responsibilities, PFPC Inc. will continue to act in the capacities described above.

   The Bank of New York, located in New York, New York, currently acts and will continue to act as McM Funds' custodian.

   The administrative, transfer agent and custodial fees of McM Funds will not increase as a result of the Transaction.

   Ownership of McM Funds. As of July 6, 2001, each Fund had shares outstanding and total net assets in the amounts listed in Exhibit A. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. The entities that held beneficially or of record more than 5% of each Fund's outstanding shares as of July 6, 2001 are listed in Exhibit D.

   Shareholder Information. As of July 6, 2001, the "interested persons" of each Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of each Fund. The trustees and officers who, to the knowledge of McM Funds, own any of a Fund's outstanding shares as of July 6, 2001 are set forth in Exhibit E.

   Expenses. McMorgan & Co. and NYLIM will share equally the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation by representatives of McM Funds or McMorgan & Co. may be made by mail, telephone, personal interview and other means.

   As a general matter, each Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund c/o McM Funds, One Bush Street, Suite 800, San Francisco, California 94104. To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of such Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

   General. Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

   A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of McMorgan & Co. for an inspection by any shareholder during regular business hours for ten business days prior to the date of the Meeting.

   IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             By Order of the Board of Trustees,

                             Deane A. Nelson, Secretary

                             San Francisco, California
                             July 16, 2001

                                   EXHIBIT A

                               List of McM Funds


                                                     NUMBER OF
                                                       SHARES
                                                    OUTSTANDING      NET ASSETS
                      FUNDS                            AS OF           AS OF
                      -----                         JULY 6, 2001    JULY 6, 2001
                                                    ------------   -------------
McM Principal Preservation Fund Shares              110,922,089    $ 110,922,089
McM Principal Preservation Fund Class Z Shares           --

Total                                               110,922,089     $110,922,089

McM Intermediate Fixed-Income Fund Shares            19,644,834    $ 206,860,105
McM Intermediate Fixed-Income Fund Class Z
  Shares                                                 --

Total                                                19,644,834    $ 206,860,105

McM Fixed Income Fund Shares                          2,666,091    $  28,740,463
McM Fixed Income Fund Class Z Shares                    158,209    $   1,703,911

Total                                                 2,824,300    $  30,444,374

McM Balanced Fund Shares                              9,683,635    $ 172,949,710
McM Balanced Fund Class Z Shares                        411,029    $   7,340,983

Total                                                10,094,664    $ 180,290,693

McM Equity Investment Fund Shares                     9,308,765    $ 222,293,312
McM Equity Investment Fund Class Z Shares               473,716    $  11,307,612

Total                                                 9,782,481    $ 233,600,924

                                   EXHIBIT B

            List of Trustees of McM Funds and Executive Officers and
                          Directors of McMorgan & Co.

                                           POSITION(S) HELD                          POSITIONS HELD
NAME AND ADDRESS                           WITH McM FUNDS                            WITH McMORGAN & CO.
----------------                           --------------                            -------------------
Terry A. O'Toole, CPA                      Chairman and President                    President and Chief Executive Officer
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94104

Kenneth I. Rosenblum                       Trustee                                   None
1299 Ocean Avenue
Suite 333
Santa Monica, CA 90401

Walter B. Rose                             Trustee                                   None
Venture Consulting Corp.
355 South Grand Avenue
Suite 4295
Los Angeles, CA 90071

S. D. Sicotte                              Trustee                                   None
2047 Bryon Street
Palo Alto, CA 94301

Mark R. Taylor                             Trustee* and Treasurer                    Vice President
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94104

Robert R. Barron                           None                                      Executive Vice President
McMorgan & Co.
3500 W. Olive Avenue
Suite 690
Burbank, CA 91505

Gregory L. Watson, CFA                     None                                      Executive Vice President
McMorgan & Co.
8955 E. Pinnacle Peak Road
Suite 101
Scottsdale, AZ 85255

Deane A. Nelson, CFA                       Vice President and Secretary              Vice President
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94104

Robert M. Hirsch                           Compliance Officer                        General Counsel
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94104

                                           POSITION(S) HELD                          POSITIONS HELD
NAME AND ADDRESS                           WITH McM FUNDS                            WITH McMORGAN & CO.
----------------                           --------------                            -------------------
Thomas A. Morton                           None                                      Chairman
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94104

Brian T. Morton                            None                                      Executive Vice President
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94104

Paul F. Morton                             None                                      Chief Operations Officer
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94104

Michael Graydon                            None                                      Executive Vice President
McMorgan & Co.
One Bush Street, Suite 800
San Francisco, CA 94101

---------------
* Mr. Taylor will continue to serve as Trustee up and until the date of the Transaction, which is scheduled to occur on or about September 28, 2001.

                                   EXHIBIT C
                   Form of New Investment Advisory Agreements

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                          PRINCIPAL PRESERVATION FUND


   AGREEMENT made this ___ day of September, 2001, by and between McM Funds, a Delaware Business Trust (the "Trust"), on behalf of the Principal Preservation Fund (the "Fund"), and McMorgan & Company LLC, a Delaware limited liability company and registered investment adviser (the "Adviser").

   WHEREAS, the Adviser, a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, acquired substantially all of the assets of McMorgan & Company, the previous adviser to the Fund, on the date of this Agreement;

   WHEREAS, this Agreement was first approved on June 6, 2001, by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), and by the holders of a majority of the outstanding voting securities of the Fund at a shareholders' meeting held on September 14, 2001;

   WHEREAS, the Fund is registered under the 1940 Act as an open-end, diversified management investment company; and

   WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

   NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

   1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

   2. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Principal Preservation Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

   3. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

   4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.25% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis.

   The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

   In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

   5. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

   6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

   7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

   The Fund shall indemnify and hold harmless the Adviser, its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

   8. Duration and Termination. This Agreement shall become effective on September __, 2001, and shall continue in effect until September __, 2003. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

   As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

   9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

   10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ___ day of September, 2001.


ATTEST                               PRINCIPAL PRESERVATION FUND

                                     By:
-----------------------------           -------------------------------
                                        Terry A. O'Toole, President
ATTEST

                                     McMORGAN & COMPANY LLC

                                     By:
-----------------------------           -------------------------------
                                        Thomas A. Morton, Chairman

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                         INTERMEDIATE FIXED INCOME FUND


   AGREEMENT made this ___ day of September, 2001, by and between McM Funds, a Delaware Business Trust (the "Trust"), on behalf of the Intermediate Fixed Income Fund (the "Fund"), and McMorgan & Company LLC, a Delaware limited liability company and registered investment adviser (the "Adviser");

   WHEREAS, the Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which acquired substantially all of the assets of McMorgan & Company, the previous adviser to the Fund, on the date of this Agreement;

   WHEREAS, this Agreement was first approved on June 6, 2001, by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), and by the holders of a majority of the outstanding voting securities of the Fund at a shareholders' meeting held on September 14, 2001;

   WHEREAS, the Fund is registered under the 1940 Act as an open-end, diversified management investment company; and

   WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

   NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

   1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

   2. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Intermediate Fixed Income Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

   3. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

   4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.35% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis.

   The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

   In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

   5. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

   6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

   7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

   The Fund shall indemnify and hold harmless the Adviser, its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

   8. Duration and Termination. This Agreement shall become effective on September __, 2001, and shall continue in effect until September __, 2003. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

   As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

   9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

   10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ___ day of September, 2001.


ATTEST                               INTERMEDIATE FIXED INCOME FUND

                                     By:
-----------------------------           -------------------------------
                                        Terry A. O'Toole, President
ATTEST
                                     McMORGAN & COMPANY LLC

                                     By:
-----------------------------           -------------------------------
                                        Thomas A. Morton, Chairman

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                               FIXED INCOME FUND


   AGREEMENT made this ___ day September, 2001, by and between McM Funds, a Delaware Business Trust (the "Trust"), on behalf of the Fixed Income Fund (the "Fund"), and McMorgan & Company, a Delaware limited liability and registered investment adviser (the "Adviser").

   WHEREAS, the Adviser, a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, acquired substantially all of the assets of McMorgan & Company, the previous adviser to the Fund, on the date of this Agreement;

   WHEREAS, this Agreement was first approved on June 6, 2001, by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), and by the holders of a majority of the outstanding voting securities of the Fund at a shareholders' meeting held on September 14, 2001;

   WHEREAS, the Fund is registered under the 1940 Act as an open-end, diversified management investment company; and

   WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

   NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

   1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

   2. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Fixed Income Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

   3. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

   4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.35% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis.

   The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

   In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

   5. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

   6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

   7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

   The Fund shall indemnify and hold harmless the Adviser, its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

   8. Duration and Termination. This Agreement shall become effective on September __, 2001, and shall continue in effect until September __, 2003. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

   As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

   9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

   10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ___ day of September, 2001.



ATTEST                               FIXED INCOME FUND

                                     By:
-----------------------------           -------------------------------
                                        Terry A. O'Toole, President
ATTEST
                                     McMORGAN & COMPANY LLC

                                     By:
-----------------------------           -------------------------------
                                        Thomas A. Morton, Chairman

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                                 BALANCED FUND


   AGREEMENT made this ___ day of September, 2001, by and between McM Funds, a Delaware Business Trust (the "Trust"), on behalf of the Balanced Fund (the "Fund"), and McMorgan & Company LLC, a Delaware limited liability company and registered investment adviser (the "Adviser").

   WHEREAS, the Adviser, a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, acquired substantially all of the assets of McMorgan & Company, the previous adviser to the Fund, on the date of this Agreement;

   WHEREAS, this Agreement was first approved on June 6, 2001, by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), and by the holders of a majority of the outstanding voting securities of the Fund at a shareholders' meeting held on September 14, 2001;

   WHEREAS, the Fund is registered under the 1940 Act as an open-end, diversified management investment company; and

   WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

   NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

   1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

   2. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Balanced Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

   3. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

   4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.45% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis.

   The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

   In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

   5. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

   6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

   7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

   The Fund shall indemnify and hold harmless the Adviser, its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

   8. Duration and Termination. This Agreement shall become effective on September __, 2001, and shall continue in effect until September __, 2003. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

   As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

   9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

   10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ___ day of September, 2001.


ATTEST                                  BALANCED FUND

                                     By:
-----------------------------           -------------------------------
                                        Terry A. O'Toole, President
ATTEST
                                     McMORGAN & COMPANY LLC

                                     By:
-----------------------------           -------------------------------
                                        Thomas A. Morton, Chairman

                         INVESTMENT ADVISORY AGREEMENT
                                      FOR
                             EQUITY INVESTMENT FUND


   AGREEMENT made this ___ day of September, 2001, by and between McM Funds, a Delaware Business Trust (the "Trust"), on behalf of the Equity Investment Fund (the "Fund"), and McMorgan & Company, a Delaware limited liability company and registered investment adviser (the "Adviser").

   WHEREAS, the Adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which acquired substantially all of the assets of McMorgan & Company, the previous adviser to the Fund, on the date of this Agreement;

   WHEREAS, this Agreement was first approved on June 6, 2001, by the Board of Trustees of the Fund, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), and by the holders of a majority of the outstanding voting securities of the Fund at a shareholders' meeting held on September 14, 2001;

   WHEREAS, the Fund is registered under the 1940 Act as an open-end, diversified management investment company; and

   WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

   NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

   1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

   2. Duties of Adviser. The Trust hereby appoints the Adviser to act as investment adviser to the Equity Investment Fund, a separate series of shares of the Trust, for the period and on such terms set forth in this Agreement. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

   3. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Trust such information relating to Fund transactions as they may reasonably request.

   4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.50% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis.

   The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

   In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

   5. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

   6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

   7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

   The Fund shall indemnify and hold harmless the Adviser, its general partner and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

   8. Duration and Termination. This Agreement shall become effective on September __, 2001, and shall continue in effect until September __, 2003. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Fund's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the Investment Company Act of 1940. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

   As used in this Section 8, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

   9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

   10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ___ day of September, 2001.


ATTEST                               EQUITY INVESTMENT FUND

                                     By:
-----------------------------           -------------------------------
                                        Terry A. O'Toole, President
ATTEST
                                     McMORGAN & COMPANY LLC

                                     By:
-----------------------------           -------------------------------
                                        Thomas A. Morton, Chairman

                                   EXHIBIT D


List of Trustees and Executive Officers of McM Funds who Beneficially Own Shares of McM Funds

As of the Record Date, the following persons beneficially owned more than 5% of the outstanding voting shares of each class of the following series of the McM Funds:

McM EQUITY INVESTMENT FUND

Name and Address of Shareholder                                       Percentage
-------------------------------                                       ----------

Operating Engineers Health & Welfare Trust Fund                         10.84%
P.O. Box 370 Cooper State
New York, NY 10276

Custodian for USW Post Retirement Fund                                   6.03%
P.O. Box 94984
Cleveland, OH 44101

McM BALANCED FUND

Name and Address of Shareholder                                       Percentage
-------------------------------                                       ----------

UA Local 290                                                            12.24%
Plumber, Steamfitter & Shipfitter Retiree Health Trust
1305 SW 12th Avenue
Portland, OR 97201

UA Local 38                                                             10.01%
Pipe Trades Defined Contribution Plan
1625 Market Street
San Francisco, CA 94103

UA Local 290                                                             7.31%
Plumber, Steamfitter & Ship Fitter
Industry 401-K Plan Trust
P.O. Box 85484
San Diego, CA 92186

Sheet Metal Workers Local 104                                            6.82%
Supplemental Unemployment & Health Care Fund
P.O. Box 654
San Ramon, CA 94583

Plumbers & Pipefitters Local Union No. 286 MPP                           5.74%
P.O. Box 1449
Goodlettsville, TN 37070

IBEW Local 48 General Fund                                               5.51%
159 NE Airport Way
Portland, OR 97230

McM INTERMEDIATE FIXED INCOME FUND

Name and Address of Shareholder                                       Percentage
-------------------------------                                       ----------

Cement Masons Health & Welfare Trust Fund                                9.28%
220 Campus Lane
Suisun, CA 94585

Sheet Metal Workers Local 104                                            6.44%
1930 Market Street
San Francisco, CA 94103

Stationary Engineers Local 30 Health & Welfare Fund                      5.50%
P.O. Box 370 Cooper Station
New York, NY 10276

McM FIXED INCOME FUND

Name and Address of Shareholder                                       Percentage
-------------------------------                                       ----------

Industrial Carpenters & Precast Industry Pension Fund*                  32.45%
P.O. Box 24160
Oakland, CA 94623

USW Education & Scholarship Fund                                         8.43%
P.O. Box 94984
Cleveland, OH 44101


McM PRINCIPAL PRESERVATION FUND
Name and Address of Shareholder                                       Percentage
-------------------------------                                       ----------

Sheet Metal Workers Local 104                                           10.48%
1930 Market Street
San Francisco, CA 94103

Participating Employers APP                                              7.89%
APP & Journeyman Action Training Fund
P.O. Box 23190
Oakland, CA 94623

Cement Masons Vacation Holiday Trust Fund                                7.29%
220 Campus Lane
Suisun, CA 94585

* Pursuant to the definitions set forth in the 1940 Act, as of the Record Date, these persons are deemed "control persons" by nature of their significant holdings in the respective Fund. This does not mean, however, that these persons manage the affairs of McM Funds. McMorgan & Co. maintains sole responsibility over the affairs of McM Funds pursuant to its Investment Advisory Agreement with
   McM Funds.

                                   EXHIBIT E

     List of Trustees and Officers of McM Funds who own Shares of McM Funds


As of the Record Date, the trustees and executive officers of McM Funds beneficially owned the following percentage of the outstanding shares of each series of McM Funds. None of the trustees and executive officers own Class Z shares of the McM Funds as of the Record Date. The address of each person listed below is: McMorgan & Co., One Bush Street, San Francisco, CA 94104.

McM EQUITY INVESTMENT FUND

Name of Beneficial Owner                                              Percentage
------------------------                                              ----------
Terry A. O'Toole                                                         1.10%
Mark R. Taylor                                                            .09%
Deane A. Nelson                                                           .12%
Robert M. Hirsch                                                          .16%
Walter Rose                                                               .04%
S.D. Siccotte                                                             .04%
Executive Officers and Trustees as a Group                               1.55%

McM BALANCED FUND

Name of Beneficial Owner                                              Percentage
------------------------                                              ----------
Terry A. O'Toole                                                         .31%
Deane A. Nelson                                                          .07%
Robert M. Hirsch                                                         .07%
Walter Rose                                                              .01%
S.D. Siccotte                                                            .03%
Executive Officers and Trustees as a Group                               .49%

McM INTERMEDIATE FIXED INCOME FUND

Name of Beneficial Owner                                              Percentage
------------------------                                              ----------
Terry A. O'Toole                                                         .38%
Deane A. Nelson                                                            *
Walter Rose                                                              .02%
Executive Officers and Trustees as a Group                               .40%

McM FIXED INCOME FUND

Name of Beneficial Owner                                              Percentage
------------------------                                              ----------
Mark R. Taylor                                                           .34%
Deane A. Nelson                                                          .32%
Walter Rose                                                              .02%
Executive Officers and Trustees as a Group                               .68%

McM PRINCIPAL PRESERVATION FUND

Name of Beneficial Owner                                              Percentage
------------------------                                              ----------
Terry A. O'Toole                                                         .03%
Mark R. Taylor                                                           .02%
Deane A. Nelson                                                          .02%
Robert M. Hirsch                                                         .13%
Walter Rose                                                              .01%
S.D. Siccotte                                                            .05%
Executive Officers and Trustees as a Group                               .26%

* less than .01%

PROXY CARD                                                           PROXY CARD

                               McM BALANCED FUND

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McM Fund listed above (the "Fund") hereby appoints Deane A. Nelson and Terry A. O'Toole, with full power of substitution and revocation, each as proxy to represent the undersigned at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Co., One Bush Street, Suite 800, San Francisco, California on Friday, September 14, 2001, at 12:00p.m., and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

To vote by mail, please read the Proxy Statement and have the Proxy card at hand.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON SEPTEMBER 14, 2001.


                                        NOTE: Please sign this Proxy exactly as
                                        your name or names appear on the books
                                        of McM Funds. When signing as attorney,
                                        trustee, executor, administrator,
                                        custodian, guardian or corporate
                                        officer, please give full title. If
                                        shares are held jointly, each holder
                                        must sign.

                                        ----------------------------------------
                                        Shareholder Signature

                                        ----------------------------------------
                                        Co-owner Signature (if applicable)

                                                                         , 2001
                                        ----------------------------------------
                                        Date                         MCM_11811


      PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If more than one proxy, or his or her substitute, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark blocks below in blue or black ink. Example: / /

                                                          FOR  AGAINST  ABSTAIN

                                                          / /    / /      / /


1. To approve a new investment advisory agreement.

                                                                     MCM_11811


      PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

PROXY CARD                                                           PROXY CARD

                       McM INTERMEDIATE FIXED-INCOME FUND

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McM Fund listed above (the "Fund") hereby appoints Deane A. Nelson and Terry A. O'Toole, with full power of substitution and revocation, each as proxy to represent the undersigned at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Co., One Bush Street, Suite 800, San Francisco, California on Friday, September 14, 2001, at 12:00p.m., and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

To vote by mail, please read the Proxy Statement and have the Proxy card at hand.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON SEPTEMBER 14, 2001.


                                        NOTE: Please sign this Proxy exactly as
                                        your name or names appear on the books
                                        of McM Funds. When signing as attorney,
                                        trustee, executor, administrator,
                                        custodian, guardian or corporate
                                        officer, please give full title. If
                                        shares are held jointly, each holder
                                        must sign.

                                        ----------------------------------------
                                        Shareholder Signature

                                        ----------------------------------------
                                        Co-owner Signature (if applicable)

                                                                         , 2001
                                        ----------------------------------------
                                        Date                         MCM_11811


      PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If more than one proxy, or his or her substitute, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark blocks below in blue or black ink. Example: / /

                                                          FOR  AGAINST  ABSTAIN

                                                          / /    / /      / /


1. To approve a new investment advisory agreement.

                                                                     MCM_11811


      PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

PROXY CARD                                                           PROXY CARD

                         McM PRINCIPAL PRESERVATION FUND

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McM Fund listed above (the "Fund") hereby appoints Deane A. Nelson and Terry A. O'Toole, with full power of substitution and revocation, each as proxy to represent the undersigned at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Co., One Bush Street, Suite 800, San Francisco, California on Friday, September 14, 2001, at 12:00p.m., and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

To vote by mail, please read the Proxy Statement and have the Proxy card at hand.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON SEPTEMBER 14, 2001.


                                        NOTE: Please sign this Proxy exactly as
                                        your name or names appear on the books
                                        of McM Funds. When signing as attorney,
                                        trustee, executor, administrator,
                                        custodian, guardian or corporate
                                        officer, please give full title. If
                                        shares are held jointly, each holder
                                        must sign.

                                        ----------------------------------------
                                        Shareholder Signature

                                        ----------------------------------------
                                        Co-owner Signature (if applicable)

                                                                         , 2001
                                        ----------------------------------------
                                        Date                         MCM_11811


      PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If more than one proxy, or his or her substitute, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark blocks below in blue or black ink. Example: / /

                                                          FOR  AGAINST  ABSTAIN

                                                          / /    / /      / /


1. To approve a new investment advisory agreement.

                                                                     MCM_11811


      PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

PROXY CARD                                                           PROXY CARD

                           McM EQUITY INVESTMENT FUND

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McM Fund listed above (the "Fund") hereby appoints Deane A. Nelson and Terry A. O'Toole, with full power of substitution and revocation, each as proxy to represent the undersigned at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Co., One Bush Street, Suite 800, San Francisco, California on Friday, September 14, 2001, at 12:00p.m., and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

To vote by mail, please read the Proxy Statement and have the Proxy card at hand.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON SEPTEMBER 14, 2001.


                                        NOTE: Please sign this Proxy exactly as
                                        your name or names appear on the books
                                        of McM Funds. When signing as attorney,
                                        trustee, executor, administrator,
                                        custodian, guardian or corporate
                                        officer, please give full title. If
                                        shares are held jointly, each holder
                                        must sign.

                                        ----------------------------------------
                                        Shareholder Signature

                                        ----------------------------------------
                                        Co-owner Signature (if applicable)

                                                                         , 2001
                                        ----------------------------------------
                                        Date                         MCM_11811


      PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If more than one proxy, or his or her substitute, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark blocks below in blue or black ink. Example: / /

                                                          FOR  AGAINST  ABSTAIN

                                                          / /    / /      / /


1. To approve a new investment advisory agreement.

                                                                     MCM_11811


      PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

PROXY CARD                                                           PROXY CARD

                              McM FIXED INCOME FUND

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of shares of the McM Fund listed above (the "Fund") hereby appoints Deane A. Nelson and Terry A. O'Toole, with full power of substitution and revocation, each as proxy to represent the undersigned at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of McMorgan & Co., One Bush Street, Suite 800, San Francisco, California on Friday, September 14, 2001, at 12:00p.m., and any and all adjournments thereof at which time the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

To vote by mail, please read the Proxy Statement and have the Proxy card at hand.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON SEPTEMBER 14, 2001.


                                        NOTE: Please sign this Proxy exactly as
                                        your name or names appear on the books
                                        of McM Funds. When signing as attorney,
                                        trustee, executor, administrator,
                                        custodian, guardian or corporate
                                        officer, please give full title. If
                                        shares are held jointly, each holder
                                        must sign.

                                        ----------------------------------------
                                        Shareholder Signature

                                        ----------------------------------------
                                        Co-owner Signature (if applicable)

                                                                         , 2001
                                        ----------------------------------------
                                        Date                         MCM_11811


      PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If more than one proxy, or his or her substitute, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

To vote, mark blocks below in blue or black ink. Example: / /

                                                          FOR  AGAINST  ABSTAIN

                                                          / /    / /      / /


1. To approve a new investment advisory agreement.

                                                                     MCM_11811


      PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.